Summary Prospectus Supplement	January 31, 2018

Putnam Absolute Return 300 Fund
Summary Prospectus dated February 28, 2017

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Absolute Return 300 Fund (“AR 300 Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name, investment goal and distribution policy. Putnam Management currently anticipates that the changes will be effective on or about April 30, 2018 (the “Effective Date”).

On the Effective Date, the fund’s name will change to  “Putnam Fixed Income Absolute Return Fund,” and the fund’s goal will change from seeking to earn a positive total return that exceeds the return on U.S. Treasury bills by 300 basis points (or 3.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions to seeking positive total return. The fund’s distribution policy will also change on the Effective Date to provide for the payment of a monthly dividend. Following the name, investment goal and distribution policy changes, Putnam Management anticipates that AR 300 Fund will be managed in substantially the same manner as is currently the case.

Shareholders should retain this Supplement for future reference.

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